UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 8, 2013

CTS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:           (574) 523-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
     240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
     240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2013, pursuant to its Bylaws, the Board of Directors of CTS Corporation (the “Company”) voted to increase the number of directors on its Board of Directors to ten.  Thereafter, on February 8, 2013, the Board of Directors elected Kieran M. O’Sullivan, age 50, to the Board of Directors.  Mr. O’Sullivan was appointed to the Board of Directors in connection with, as previously reported, the Board of Director’s election of Mr. O’Sullivan to serve as President and Chief Executive Officer of the Company effective January 7, 2013.   Mr. O’Sullivan will not receive additional compensation for his role as a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

              s/ John R. Dudek

By:      John R. Dudek
    Vice President, General Counsel and
    Secretary

Date:  February 12, 2013